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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 16, 2000
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                          Landmark Systems Corporation
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               (Exact name of Registrant as specified in Charter)


        Virginia                        0-023373                   54-1221302
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(State or other juris-                (Commission                 (IRS Employer
diction of incorporation)             File Number)                Identification
                                                                  Number)


12700 Sunrise Valley Drive, Reston, VA                                20191-5804
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number including area code:                  703-464-1300


                                      None
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          (Former name or former address, if changes since last report)


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ITEM 5.  OTHER EVENTS.

         On February 16, 2000 the Company issued a press release announcing the estimated earnings for its 1999 fourth quarter. A copy of the press release is attached hereto as Exhibit 99 and incorporated by reference herein.

         Some of the statements in this report and the press release attached hereto are forward looking and related to anticipated future operating results. Future operating results may be impeded by single or combined events and/or circumstances that have not been presently anticipated. Forward-looking statements are based on Landmark management's current expectations and assumptions, which may be affected by a number of factors, including, without limitation, the outcome of the current SEC accounting review, competitive product introductions, price competition, any failure or delay in the Company's ability to develop and introduce new products, seasonal factors affecting the Company's sales, the Company's ability to attract and retain qualified technical, sales, managerial and other key personnel, the Company's ability to manage expenses effectively, the introduction of the Euro currency, the "Year 2000" software and systems issue, and other factors. Therefore, there can be no assurance that actual future results will not differ materially from anticipated results. Readers should refer to Landmark's disclosure documents filed with the Securities and Exchange Commission for specific details on some of the factors that may affect operating results.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

99:      Text of Press Release dated February 16, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              LANDMARK SYSTEMS CORPORATION
                                                      a Virginia corporation
                                                      (Registrant)




                                        By:       /s/ Katherine K. Clark
                                            ------------------------------------
                                                  Katherine K. Clark
                                        President and Chief Executive Officer
                                               (Duly Authorized Officer)



Dated:  February 16, 2000


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                                INDEX TO EXHIBITS

Exhibit                                              Description
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
99                                  Text of Press Release dated February 16, 2000